UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SmartHeat Inc.
(Name of Registrant as Specified in Its Charter)

_______________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Copies of all communications to:
Robert Newman, Esq.
Newman & Morrison LLP
44 Wall Street, 20th Floor
New York, NY  10005
Tel. (212) 248-1001    Fax: (212) 202-6055

Preliminary Copy – Subject to Completion

SMARTHEAT INC.
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

________________, 2011

Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) of SmartHeat Inc., a Nevada corporation (the “Company”), commencing at _________ on ________________, 2012 (China Standard Time), at our corporate offices, A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141.

Details regarding admission and the business to be conducted at the Special Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail and in this proxy statement.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ability of our shareholders to connect with the information they need, while reducing the environmental impact of the Special Meeting. Please see the Questions and Answers section of this proxy statement.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy card. Please review the instructions regarding each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Please let us know if you plan to attend the Special Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted.

Thank you for your continued interest and support.

Sincerely,

Mr. Jun Wang
Chairman of the Board and Chief Executive Officer

Preliminary Copy – Subject to Completion

SMARTHEAT INC.
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ________________, 2012

________________, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of SmartHeat Inc., a Nevada corporation (the “Company”), will be held on __________________, 2012 (China Standard Time) at the Company’s corporate offices, A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141, commencing at _______________ (China Standard Time) for the purposes of considering and acting upon the following proposal:

To approve an amendment to our Articles of Incorporation to effect a reverse stock split in a ratio ranging from one-for-three to one-for-ten of all issued and outstanding shares of our common stock.

The proposal described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

You are entitled to vote only if you were a SmartHeat shareholder as of the close of business on __________________, 2011 (the “Record Date”). You are entitled to attend the Special Meeting only if you were a SmartHeat shareholder as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. Seating is limited, and admission to the Special Meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Special Meeting. Please let us know if you plan to attend the Special Meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted.

The Special Meeting will begin promptly at _________ (China Standard Time). Check-in will begin at _________ (China Standard Time), and you should allow ample time for the check-in procedures.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how you may vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled “Questions and Answers About the Proxy Materials and the Special Meeting” beginning on page 2 of the proxy statement or, if you requested to receive printed proxy materials, the enclosed proxy card.

By Order of the Board of Directors,

Mr. Jun Wang
Chairman of the Board and Chief Executive Officer

In accordance with the “e-proxy” rules approved by the Securities and Exchange Commission (“SEC”) and in connection with the solicitation of proxies by the Board of Directors, we will send a Notice of Internet Availability of Proxy Materials on or about __________________, 2011, and provide access to our notice of special meeting of shareholders, proxy materials, consisting of this proxy statement and a proxy card, over the internet, to each shareholder entitled to vote at the Special Meeting.

Preliminary Copy – Subject to Completion

SMARTHEAT INC.
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ________________, 2012

This proxy statement is being furnished to shareholders of SmartHeat Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the Special Meeting of Shareholders (the “Special Meeting”) to be held on __________________, 2012 (China Standard Time) at the Company’s corporate offices, A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141, commencing at _______________ (China Standard Time).

The Special Meeting is being held to consider and act on the following proposal:

To approve an amendment to our Articles of Incorporation to effect a reverse stock split in a ratio ranging from one-for-three to one-for-ten of all issued and outstanding shares of our common stock.

In accordance with the “e-proxy” rules approved by the Securities and Exchange Commission (“SEC”) and in connection with the solicitation of proxies by the Board of Directors, we will send a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about __________________, 2011, and provide access to our proxy materials, consisting of this Proxy Statement and a proxy card, over the internet, to each shareholder entitled to vote at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Q: Why am I receiving these materials?

A: We have made these materials available to you on the internet, or, upon your request, we delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the Company’s Special Meeting of Shareholders, which will take place on __________________, 2012, at ________________ (China Standard Time), at our headquarters located at A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141. As a shareholder, you are invited to attend the Special Meeting and are requested to vote on the proposal described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposal to be voted on at the Special Meeting, the voting process and certain other required information.

Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the SEC, we may furnish proxy materials to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our shareholders, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions in the Notice to request such materials.

Q: How do I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Special Meeting on the internet; and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: What items of business will be voted on at the Special Meeting?

A: There is one item of business scheduled to be voted on at the Special Meeting:

1.	To approve an amendment to our Articles of Incorporation to effect a reverse stock split in a ratio ranging from one-for-three to one-for-ten of all issued and outstanding shares of our common stock.

Q: How does the Board of Directors recommend that I vote?

A: The Board of Directors recommends that you vote your shares “For” the amendment to our Articles of Incorporation to effect a reverse stock split.

Q: What shares can I vote?

A: Each share of our common stock issued and outstanding as of the close of business on _______________, 2011, (the “Record Date”), is entitled to vote on the proposal being voted on at the Special Meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. On the Record Date we had _____________ shares of common stock issued and outstanding.

Q: How many votes am I entitled to per share?

A: Each holder is entitled to one vote for each share of common stock held as of the Record Date.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: Most SmartHeat shareholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the shareholder of record, and the Notice was sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Special Meeting. If you requested to receive printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and below under the heading, “How can I vote my shares without attending the Special Meeting?”

Beneficial Owner

If, like the vast majority of our shareholders, your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our shareholders, you are considered the beneficial owner of such shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you also are invited to attend the Special Meeting.

Because a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote such shares at the meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading, “How can I vote my shares without attending the Special Meeting?”

Q: How can I contact the Company’s transfer agent?

A: You can contact our transfer agent, Interwest Transfer Company, Inc., by either writing to Interwest Transfer Company, Inc., 1981 Murray Holladay Road, Suite 100, Salt Lake City, UT 84117, or telephoning 801-272-9294.

Q: How can I attend the Special Meeting?

A: You are entitled to attend the Special Meeting only if you were a SmartHeat shareholder as of the Record Date or you hold a valid proxy for the Special Meeting. Seating is limited, and admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or internet, by indicating your plans when prompted.

The meeting will begin promptly at __________ (China Standard Time). Check-in will begin at __________ (China Standard Time), and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the Special Meeting?

A: Shares held in your name as the shareholder of record may be voted by you in person at the Special Meeting. Shares held beneficially in street name may be voted by you in person at the Special Meeting only if you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the Special Meeting?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a shareholder of record, you may vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you may vote by mail or telephone pursuant to the instructions provided on the proxy card. If you hold shares beneficially in street name, you may vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you may vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote at any time prior to the taking of the vote at the Special Meeting. If you are a shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); (2) providing a written notice of revocation to the Company’s Corporate Secretary at A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang China 110141, prior to your shares being voted; or (3) attending the Special Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee by following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide on their proxy card written comments, which are then forwarded to the Company’s management.

Q: How many shares must be present or represented to conduct business at the Special Meeting?

A: The quorum requirement for holding the Special Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock of SmartHeat as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: How are votes counted?

A: For the proposal to be voted on at the Special Meeting, you may vote “For,” “Against” or “Abstain.” If you elect to “Abstain,” the abstention has the same effect as a vote “Against.”

If you provide specific instructions with regard to the proposal, your shares will be voted as you instruct. If no instructions are indicated, your shares will be voted as recommended by the Board of Directors.

Q: What is the voting requirement to approve the proposal?

A: The approval of the proposal to amend our Articles of Incorporation to effect a reverse stock split requires the affirmative “For” vote of a majority of the outstanding shares of the Company’s Common Stock.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, for the purposes of the proposal to be voted on at the Special Meeting, your shares will constitute “broker non-votes.” Broker non-votes occur when a broker does not have discretionary voting power for a particular matter and the broker has not received voting instructions from the beneficial owner for that matter. These matters are referred to as “non-routine” matters. The matter scheduled to be voted on at the Special Meeting is a “non-routine” matter. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and will have the same effect as votes against the proposal scheduled to be voted on at the Special Meeting.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Q: What happens if additional matters are presented at the Special Meeting?

A: Other than the item of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the person named as proxy holder, Jun Wang, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be Robert Newman, Esq., counsel to the Company.

Q: Who will bear the cost of soliciting votes for the Special Meeting?

A: The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and vote over the internet, you are responsible for any internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Special Meeting?

A: We will disclose voting results on a Form 8-K filed with the SEC within four business days after the Special Meeting, which will also be available on our website.

Q: What is the deadline to propose actions for consideration at next year’s Annual Meeting of Shareholders or to nominate individuals to serve as directors?

A: Shareholder Proposals: Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2012 Annual Meeting of Shareholders, the Corporate Secretary of SmartHeat must receive the written proposal at our principal executive offices no later than Tuesday, April 10, 2012; provided, however, that if we hold our 2012 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2011 Annual Meeting, which was held on September 23, 2011 (China Standard Time), we will disclose the new deadline by which shareholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform shareholders. In addition, shareholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals should be addressed to:

SmartHeat Inc.
Attn: Corporate Secretary
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

For a shareholder who wishes to present a proposal before an annual meeting of shareholders but does not intend for the proposal to be included in the company-sponsored proxy statement, such shareholder must deliver a timely written notice to our Corporate Secretary. To be timely for our 2012 Annual Meeting of Shareholders, our Corporate Secretary must receive the written notice at our principal executive offices:

       •      not later than the close of business on Monday, June 11, 2012.

If we hold our 2012 Annual Meeting of Shareholders more than 30 days before or after the one-year anniversary date of the 2011 Annual Meeting, then written notice of a shareholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices not later than the close of business on the earlier of the following two dates:

       •      the 10th day following the day on which notice of the meeting date is mailed, or

       •      the 10th day following the day on which public disclosure of the meeting date is made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by the Nominating and Corporate Governance Committee. Any such recommendation should include the nominee’s name and qualifications for membership on the Board of Directors, and should be directed to the Corporate Secretary of SmartHeat at the address set forth above.

Copy of Bylaw Provisions: You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of November 1, 2011, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group. The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. As of _____________, 2011, the Record Date, there were _______________ shares of our common stock issued and outstanding.

Except as otherwise indicated, the address of each of the shareholders listed below is: c/o SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141.

Name of beneficial owner	Number of shares		Percent of class
5% Shareholders
Beijing YSKN Machinery & Electronic Equipment Co., Ltd Rm 1106, Huapu International Plaza No.19, Chaowai Street, Chaoyang District Beijing, China	6,808,000	(1)	17.64%
Yang In Cheol #630-5, Namchon-Dong Namdong-Yu Incheon, South Korea 302-405	3,848,000	(2)	9.97%
ShenYang ZhiCe Investment Co., Ltd No. 1 Yuebin Street Shenhe District Shenyang, China 110027	2,960,000	(3)	7.67%

Directors and Named Executive Officers
Jun Wang, Chairman and Chief Executive Officer	3,404,000	(1)	8.82%
Xudong Wang, Vice President of Strategy and Development	75,000	(4)	* %
Arnold Staloff, Director	20,100	(5)	* %
All Directors and Named Executive Officers as a Group (7 Persons)	3,499,100		9.08%

(1)
Disclosed on Amendment No. 1 to the Schedule 13D for Beijing YSKN Machinery & Electronic Equipment Co., Ltd (“Beijing YSKN”) filed on June 30, 2008, for beneficial ownership as of May 7, 2008. Beijing YSKN has sole power to vote and dispose of the shares owned by it. Jun Wang and Fang Li each hold 50% of the equitable and legal rights, title and interests in and to the share capital of Beijing YSKN and, as a result of such ownership, each of Messrs. Wang and Li has the shared power to vote and dispose of the shares held by Beijing YSKN.

(2)	Disclosed on the Schedule 13G for Yang In Cheol filed on April 25, 2008, for beneficial ownership as of April 14, 2008.

(3)
Disclosed on the Schedule 13G for ShenYang ZhiCe Investment Co., Ltd (“ShenYang ZhiCe”) filed on April 25, 2008, for beneficial ownership as of April 14, 2008. ShenYang ZhiCe has sole power to vote and dispose of the shares owned by it. ShenYang ZhiCe is owned by Mses. Huiqin Wang and Dongmei Li and Mr. Zhaohui Lin, with each sharing power to vote and dispose of the shares held by ShenYang ZhiCe. Ms. Li and Mr. Lin are adult children of Wenbin Lin, a former director of SmartHeat who resigned on July 29, 2011. Neither Wenbin Lin nor SmartHeat have any interest in, or other relationship with, ShenYang ZhiCe.

(4)	Consists of options to purchase 25,000 shares that are exercisable within 60 days of November 1, 2011.

(5)	Consists of options to purchase 10,000 shares of our common stock that are exercisable within 60 days of November 1, 2011, and 100 shares owned by Mr. Staloff’s spouse.

* Represents less than 1% of shares outstanding.

PROPOSAL NO. 1
APPROVAL OF AMENDMENT TO THE COMPANY'S
ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

We propose to amend our Articles of Incorporation to effect a reverse stock split of all of our issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), by a ratio of between one-for-three and one-for-ten inclusive (the “Amendment”). If the shareholders approve this proposal by a “For” vote of a majority of the outstanding shares of the Company’s Common Stock, the Board of Directors will have the authority, but not the obligation, in its sole discretion, and without further action on part of the shareholders, to determine whether to implement the reverse stock split and to select one of the approved reverse stock split ratios. The reverse stock split, if so implemented, will be effected by filing the Amendment with the Secretary of State of the State of Nevada. If the Amendment has not been filed with the Secretary of State of the State of Nevada prior to our 2012 Annual Meeting of Shareholders, we will abandon the Amendment and be required to again seek shareholder approval prior to implementing any reverse stock split. If the reverse stock split is implemented, we will file the Amendment with the Secretary of State of the State of Nevada and the reverse stock split will become effective at the time specified in the Amendment (the “Effective Date”).

The text that will be included in the Certificate of Amendment to effect the reverse stock split in a ratio ranging from one-for-three to one-for-ten is as follows:

“As of the beginning of the fifteenth day (the “Effective Date”) after the filing of this Amendment, every [insert number ranging from three to ten] issued and outstanding shares of the Corporation’s Common Stock automatically shall be combined and reconstituted into one share of Common Stock, par value $0.001 per share, of the Corporation, thereby giving effect to a one-for-[insert number ranging from three to ten] reverse stock split without further action of any kind (the “Reverse Stock Split”). Each holder of a certificate or certificates that immediately prior to the Effective Date represented outstanding shares of Common Stock shall be entitled to receive, upon surrender of such certificates to the Corporation for cancellation, a certificate or certificates representing the number of whole shares (rounded up to the nearest whole shares) of Common Stock held by such holder on the Effective Date after giving effect to the Reverse Stock Split. No fractional shares of Common Stock shall be issued in the Reverse Stock Split; instead, stockholders who would otherwise be entitled to fractional shares will receive a share of Common Stock in lieu of such fraction. No other exchange, reclassification or cancellation of issued shares shall be effected by this Amendment.”

The Amendment will not change the number of authorized shares or par value of our Common Stock. After the reverse stock split, if implemented, the number of authorized shares of our Common Stock will remain at 75,000,000 shares and the number of unissued shares of our Common Stock will be between approximately 62,132,687 and 71,139,806 shares inclusive, based on 38,601,939 shares of our Common Stock outstanding as of September 30, 2011, and depending upon the reverse stock split ratio selected by the Board of Directors.

Purpose and Background of the Reverse Stock Split

The reverse stock split is intended to increase the per share trading value of our Common Stock. The Board of Directors intends to implement the proposed reverse stock split only if it believes that a decrease in the number of shares of our outstanding Common Stock is likely to improve the trading price of our Common Stock, and only if implementation of a reverse stock split is determined by the Board of Directors to be in the best interests of the Company and its shareholders.

The NASDAQ Global Select Market has several continued listing criteria that companies must satisfy in order to maintain their listing. One criterion is that a company’s common stock maintains a trading price greater than or equal to $1.00 per share. On September 29, 2011, we received notice from the NASDAQ Stock Market that our Common Stock had closed below $1.00 per share for 30 consecutive business days and was therefore not in compliance with NASDAQ Marketplace Rules. Currently, we meet all continued listing criteria for the NASDAQ Global Select Market other than the minimum bid price requirement.

We believe that we will be better able to regain and maintain compliance with the minimum bid price requirement discussed above by implementing a reverse stock split. In addition, we believe that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price after a reverse stock split could help to alleviate these concerns. We recognize that the liquidity of our Common Stock may be adversely affected by a reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split. However, as of November 1, 2011, our 50-day average daily trading volume was approximately 170,631 shares, and we believe that there will be sufficient post-split shares to provide adequate liquidity for our shareholders.

We believe that the anticipated higher market price resulting from a reverse stock split would allow for our continued listing on the NASDAQ Global Select Market, and the lower transaction costs associated with trading our Common Stock and increased interest from institutional investors and investment funds could further improve the liquidity and price of our Common Stock. Although we believe that a reverse stock split would increase the price of our Common Stock, variables outside of our control, such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment, could cause the market price of our Common Stock to maintain its current value or even decline after a reverse stock split. Accordingly, there can be no assurance that the market price of our common stock after a reverse stock split would increase in an amount proportionate to the decrease in the number of issued and outstanding shares, or would increase at all, or that any increase can be sustained for a prolonged period of time. The implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in the Company; however, if the value of our Common Stock declines after the proposed reverse stock split, then the actual or intrinsic value of the shares of the Company’s Common Stock held by you will also proportionately decrease as a result of the overall decline in value of our Common Stock.

Potential Effects of the Proposed Reverse Stock Split

The immediate anticipated effect of a reverse stock split would be to reduce the number of shares of our Common Stock outstanding and to increase the trading price of our Common Stock.  However, we cannot predict the effect of a reverse stock split on the market price of our Common Stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines. We cannot assure you that the trading price of our Common Stock after the reverse stock split will rise in an amount proportionate to the decrease in the number of outstanding shares of our Common Stock as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including the Company’s operating results and other factors related to the Company’s business and general market conditions.

A reverse stock split would be effected simultaneously for all outstanding shares of our Common Stock. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share. To avoid the existence of fractional shares of our Common Stock, any fractional share otherwise resulting from  a reverse stock split will be rounded up to the nearest whole share in lieu of such fractional share. Shares of our Common Stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a reverse stock split other than as a result of the rounding up to one whole share of Common Stock in lieu of fractional shares. The reverse stock split will not affect our continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock, including any post-reverse stock split shares issued as a result of the rounding up of pre-reverse stock split fractional shares, will continue to be listed on the NASDAQ Global Select Market following the reverse stock split and trade under the symbol “HEAT”, although the letter “D” will be appended to the end of our trading symbol for a period of 20 trading days following the Effective Date to indicate that the reverse stock split occurred.

A reverse stock split will result in some shareholders, those currently owning fewer than 300 to 1,000 shares, depending on the reverse stock split ratio implemented, owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots generally are somewhat higher than the costs of transactions on “round-lots” consisting of even multiples of 100 shares.

The table below illustrates the effect of a reverse stock split at certain ratios on the number of shares of our Common Stock outstanding, based on 38,601,939 shares of our Common Stock outstanding as of September 30, 2011:

Reverse Stock Split Ratio	Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-3	12,867,313
1-for-4	9,650,485
1-for-5	7,720,388
1-for-6	6,433,657
1-for-7	5,514,563
1-for-8	4,825,242
1-for-9	4,289,104
1-for-10	3,860,194

The reverse stock split, if implemented, would not change the number of authorized shares of our Common Stock designated by our Articles of Incorporation, which is 75,000,000 shares. Therefore, because the number of issued and outstanding shares of our Common Stock would decrease, the number of authorized shares remaining available for future issuance would increase correspondingly. We believe that the availability of the additional authorized shares will provide the Company with the flexibility to issue shares from time to time for corporate purposes such as the acquisition of companies or assets or raising of additional capital through sales of our Common Stock or securities convertible into our Common Stock. We currently have no plans or arrangements at this time to issue any of the additional available authorized shares of Common Stock that would result from the reverse stock split. If the reverse stock split is implemented, the additional authorized but unissued shares of Common Stock may be issued from time to time for such proper corporate purposes as may be determined by the Board of Directors, without further action or authorization by our shareholders, except for some limited circumstances where shareholder approval is required by law or the listing standards of any national securities exchange on which our Common Stock may be listed at such time.

The table below illustrates the effect of a reverse stock split at certain ratios on the number of authorized shares of our Common Stock that would be available for future issuance, based on 38,601,939 shares of our Common Stock outstanding as of September 30, 2011, which excludes stock options outstanding as of September 30, 2011, to purchase 60,000 shares of Common Stock at a weighted-average exercise price of $10.64; 500 shares of our Common Stock to be issued pursuant to a consulting service agreement with a consultant; and 950,000 shares of our Common Stock reserved for issuance under our 2010 Equity Incentive Plan:

Reverse Stock Split Ratio	Approximate Number of Authorized Shares of Common Stock Available for Issuance Following the Reverse Stock Split
1-for-3	62,132,687
1-for-4	65,349,515
1-for-5	67,279,612
1-for-6	68,566,344
1-for-7	69,485,437
1-for-8	70,174,758
1-for-9	70,710,896
1-for-10	71,139,806

Holders of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional Common Stock or such other securities might dilute the ownership and voting rights of existing shareholders. Specifically, any such additional issuance may have the effect of reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting power, liquidation value and book and market value per share.

The proposed reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. As discussed above, the authorized shares will not be reduced by the reverse stock split, which would result in additional authorized but unissued shares being made available for future issuance within the limits imposed by applicable law or the listing standards of any national securities exchange on which our Common Stock may be listed. The issuance of large blocks of stock from the additional authorized shares in one or more transactions could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by the reverse stock split. For example, it may be possible to delay or impede a takeover or transfer of control of the Company that the Board of Directors determines is not in the best interests of the Company or its shareholders by causing such additional authorized but unissued shares to be issued, without further shareholder approval, to persons or entities considered by the Board of Directors to be opposed to such takeover bid. Consequently, the reverse stock split may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit opportunities for shareholders to dispose of their shares of our Common Stock at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split also may have the effect of permitting members of our current management, including the current Board of Directors, to retain their positions, and place them in a better position to resist changes to management or the Board of Directors that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the reverse stock split has been proposed with the intent to increase the per share trading price of our Common Stock, not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors.

Effective Date

If our shareholders approve this proposal and the Board of Directors implements a reverse stock split, we will file the Amendment with the Secretary of State of the State of Nevada and the reverse stock split will become effective at the time specified in the Amendment. On the Effective Date, except as explained below with respect to fractional shares, all shares of our Common Stock that are issued and outstanding immediately prior to the Effective Date will be combined, converted and changed into new shares of Common Stock automatically and without any action on the part of the shareholders in accordance with the reverse stock split ratio selected by the Board of Directors from the approved range.

If the Board of Directors implements the proposed reverse stock split, the number of shares of our Common Stock held by each shareholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the exchange ratio selected by the Board of Directors from the approved range. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder’s ownership percentage in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share. To avoid the existence of fractional shares of our Common Stock, any fractional share otherwise resulting from a reverse stock split will be rounded up to the nearest whole share in lieu of such fractional share.

Board Discretion to Select Exchange Ratio and Effect Reverse Stock Split

The Board of Directors believes that shareholder approval of a reverse stock split ratio range (rather than an exact reverse stock split ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of a reverse stock split. If shareholders approve this proposal, the reverse stock split will be implemented, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the Company’s and the shareholders’ best interests at that time. In connection with any determination to implement the reverse stock split, the Board of Directors will select a specific reverse stock split ratio within the approved range and set the time for the Effective Date. These determinations will be made by the Board of Directors in its sole discretion with the intention to create the greatest marketability of our Common Stock based upon prevailing market conditions at that time. The Board of Directors may implement only one reverse stock split in connection with this proposal, and only prior to our 2012 Annual Meeting of Shareholders.

The Board of Directors reserves the right, notwithstanding shareholder approval, and without further action by the shareholders, to abandon or to delay the reverse stock split if at any time prior to the filing of the Amendment it determines, in its sole discretion, that the reverse stock split is not in the best interests of the Company and its shareholders.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.001 per share after the reverse stock split, if implemented. As a result, on the Effective Date, the stated capital on our balance sheet attributable to Common Stock will be reduced proportionately from its present amount based on the reverse stock split ratio selected by the Board of Directors from the approved range, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The shares of our Common Stock held in treasury, if any, also will be reduced proportionately based on the reverse stock split ratio. After the reverse stock split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Effective Date would be recast to give retroactive effect to the reverse stock split. In addition, the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards, if any, would decrease proportionately, in each case based on the reverse stock split ratio selected by the Board of Directors. Also, the number of shares reserved under the terms of our 2010 Equity Incentive Plan, of which 950,000 shares of our Common Stock remain reserved for issuance, will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. Holders (as defined below) of our shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, regulated investment companies, persons that own shares as part of a hedge, straddle or conversion transaction, persons whose functional currency is not the U.S. dollar, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

As used herein, the term “U.S. Holder” means a beneficial owner of common stock that is a United States citizen or resident, United States corporation or other United States entity taxable as a corporation, an estate the income of which is subject to United States federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If a partnership holds our common stock, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you are encouraged to consult your tax advisor.

We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the federal income tax treatment may differ from the treatment described below.

We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the reverse stock split.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not intended to be part of a plan to increase periodically a shareholder’s proportionate interest in our earnings and profits. Assuming the reverse stock split so qualifies,

•	A U.S. Holder should not recognize any gain or loss for federal income tax purposes;

•
The U.S. Holder’s aggregate tax basis of the common stock received pursuant to the reverse stock split, including that with respect to any post-reverse stock split fractional shares received as a result of the Company’s rounding up of pre-reverse stock split fractional share, should be equal to the aggregate tax basis of such holder’s common stock surrendered in the exchange; and

•
The U.S. Holder’s holding period for the common stock received pursuant to the reverse stock split, including that with respect to any post-reverse stock split shares received as a result of the Company’s rounding up of pre-reverse stock split fractional shares, should include such holder’s holding period for the common stock surrendered in the exchange.

            THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. THE FOREGOING DOES NOT PURPORT TO ADDRESS ALL U.S. FEDERAL INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY APPLY TO PARTICULAR CATEGORIES OF SHAREHOLDERS. PLEASE CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

No Appraisal or Dissenting Rights

Chapters 92A.300 – 92A.500, inclusive, of the Nevada Revised Statutes provide for dissenters’ rights to shareholders for any amendment to the articles of incorporation that reduces the total number of shares owned by any shareholder to a fraction of a share, if the fractional share created by the amendment is to be acquired by the corporation for cash. We are not acquiring any fractional shares for cash, but instead issuing a whole share of our Common Stock in lieu of any fractional shares. Accordingly, under the Nevada Revised Statutes, our shareholders are not entitled to appraisal or dissenting rights with respect to the reverse stock split, and we will not independently provide shareholders with any such rights.

Fractional Shares

No fractional shares will be created or issued in connection with the reverse stock split, if implemented. To avoid the existence of fractional shares of our Common Stock, any fractional share otherwise resulting from a reverse stock split will be rounded up to the nearest whole share in lieu of such fractional share.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

As of the Effective Date of the reverse stock split, each certificate representing shares of our Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by us after the Effective Date until they surrender their old stock certificates for exchange. All shares underlying options and other outstanding securities, if any, also would be automatically adjusted on the Effective Date.

As soon as practicable after the Effective Date, our shareholders will be notified that the reverse stock split has been effected. We expect that our transfer agent, Interwest Transfer Company, will act as exchange agent for purposes of implementing the exchange of share certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares or, in the case of non-certificated shares, such proof of ownership as required by the exchange agent in accordance with the procedures to be set forth in a letter of transmittal we will send to our shareholders of record. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Upon the Effective Date of the reverse stock split, we intend to treat shares held by shareholders in street name through a bank, broker or other nominee in the same manner as shareholders of record whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares in street name. However, these banks, brokers or other nominees may have different procedures from those that apply to shareholders of record for processing the reverse stock split. If a shareholder holds shares with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee directly.

Impact of Potential Reverse Stock Split upon Other Data Contained in this Proxy Statement

Unless indicated to the contrary, the data contained in this proxy statement does not reflect the impact of any reverse stock split that may be effected pursuant to the terms of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1, THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are available to the public over the internet at the SEC’s website at www.sec.gov and our website at www.smartheatinc.com. Any information contained on our website is not incorporated by reference into this Proxy Statement. You may also read and copy any document we file with the SEC at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

SMARTHEAT INC
SHENYANG ECONOMIC AND TECH DEV ZONE
A-1, 10,STREET 7
SHENYANG, CHINA 110141

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000116846_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

SMARTHEAT INC
Special Meeting of Shareholders
TBD
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Jun Wang and Zhijuan Guo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SMARTHEAT INC that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at TBD EST on TBD, at the A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China 110141, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000116846_2 R1.0.0.11699